# Pulse Biosciences®



## Investor Presentation

July 2023

# Forward Looking Statements

All statements in this presentation that are not historical are forward-looking statements, including, among other things, statements relating to the effectiveness of the Company's nsPFA technology and CellFX System to non-thermally clear cells while sparing adjacent non-cellular tissue, statements concerning the Company's expected product development efforts, such as advancement of its cardiac clamp through the appropriate FDA regulatory path and possible initiation of a first-in-human safety feasibility study of its nsPFA endocardial ablation catheter system, statements concerning the Company's future regulatory strategies and possible government clearances and approvals, statements concerning customer adoption and future use of the CellFX System to address a range of conditions such as atrial fibrillation, statements about the Company's future financing opportunities and operating expenses, and Pulse Biosciences' expectations, whether stated or implied, regarding whether the Company's nsPFA technology will become a disruptive treatment option for treating cardiac arrhythmias and whether future clinical studies will show the CellFX System is safe and effective to treat atrial fibrillation or any other medical condition, and other future events. These statements are not historical facts but rather are based on Pulse Biosciences' current expectations, estimates, and projections regarding Pulse Biosciences' business, operations and other similar or related factors. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," and other similar or related expressions are used to identify these forward-looking statements, although not all forward-looking statements contain these words. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond Pulse Biosciences' control. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in Pulse Biosciences' filings with the U.S. Securities and Exchange Commission. Pulse Biosciences undertakes no obligation to revise or update information in this presentation to reflect events or circumstances in the future, even if new information becomes available.



Powering the next generation in bioelectric medicine with **Nanosecond Pulsed Field Ablation** technology.

# Proven Leadership Team



**Kevin Danahy**
Chief Executive Officer

Medtronic INTUITIVE Johnson&Johnson ZIMMER BIOMET



**Darrin Uecker**
Chief Technology Officer & Director

gynesonics computermotion



**Mitch Levinson**
Chief Strategy Officer

NELLCOR coolsculpting thermage



**Dr. Gan Dunnington**
Chief Medical Officer

AdventistHealth

## Established Board of Outside Directors



**Robert (Bob) W. Duggan**
Executive Chairman of the Board of Directors



**Richard van den Broek**
Director



**Manmeet S. Soni**
Director



**Mahkam "Maky" Zanganeh, DDS**
Director



**Shelley D. Spray**
Director

Pulse Biosciences

# Positioned to Unlock the $8 Billion Cardiac Atrial Fibrillation (AF) Market

Powering the next generation in bioelectric medicine with **Nanosecond Pulsed Field Ablation (nsPFA)** Technology

### Proprietary Technology
Only company bringing novel Nanosecond Pulsed Field Ablation (nsPFA) technology to the health care of patients



### Novel AF nsPFA Devices
nsPFA enabled applicators deliver highly differentiated value in the treatment of AF



### Robust Patent Portfolio
Surrounding the technology, devices, and use of nsPFA

**135**
issued patents globally owned & licensed

**+99**
Patent Pending Applications

### Broad Medical Device Expertise
Development expertise across many disciplines

Pulse Biosciences

# nsPFA Development – Engineering Around the MOA



2015
2016
2017
2018
2019
2020
2021
2022
2023
Company Launched
IPO: Nasdaq "PLSE"
First Clinical Study
CellFX System Introduced
Initial Regulatory Clearances*
FDA
CE
Health Canada
Funding Secured for Next Commercial Application
Cardiology Preclinical
Regulatory and Clinical Validation
Cardiology & Other Application Development

*Initial Indications for the Treatment of Benign Cellular Lesions of the Skin

Pulse Biosciences

# Addressing the Entirety of the Growing AF Market

Global Atrial Fibrillation (AF) Disease State:

**>$8B**

Electrophysiology Market

Market Growing at 10-15% CAGR[2]

AF Patients 2019:
**~43M Global[1]**

Expected 2050:
**~72M Global[1]**

**Surgical Ablation**

Growing Surgical and Hybrid Ablation Market



**Catheter Ablation**

>1M Catheter Ablations Performed Per Year

The same nsPFA energy can be utilized through a programmatic approach to have significant impact across both surgical and catheter-based market segments.

Pulse Biosciences

1. Prevalence Data: Institute for Health Metrics and Evaluation (IHME). Global Health Data Exchange. Seattle, WA: IHME, University of Washington. Available at http://ghdx.healthdata.org/gbd-results-tool. Location: Countries, Year: 2019, Context: cause, Age: all ages, Metric: number, Measure: prevalence, Sex: both, Cause: B.2.8. Atrial fibrillation and flutter. (Accessed August 24, 2021)
2. Wong CX, Brown A, Tse HF, et al. Epidemiology of Atrial Fibrillation: The Australian and Asia-Pacific Perspective. Heart Lung Circ. 2017;26(9):807-879
3. Wolfe AF Symposium Report 2023
4. Oppenheimer Report 2020

# Current Ablation Technologies Require a Tradeoff – Safe <u>or</u> Effective

Because of existing safety profiles, physicians must use suboptimal parameters in order to protect surrounding tissues

More patients can be treated, and with better results, when physicians do not need to trade safety for efficacy

Standard PFA devices coming to market use RF-Style designs and off-the-shelf generators that are not designed specifically for cardiac PFA applications


Efficacy
Safety
Current Safety-Efficacy Tradeoff
nsPFA

| | nsPFA | Standard PFA | RFA | CRYOTHERAPY |
|---|---|---|---|---|
| Cellular Specific | ✓ | ✓ | ✗ | ✗ |
| No Paralytics or Cardiac Sync Required | ✓ | ✗ | ✓ | ✓ |
| Nonthermal and Safe to Surrounding Tissue | ✓ | ✓ | ✗ | ✗ |
| Faster and More Precise Treatments | ✓ | ✗ | ✗ | ✗ |

Pulse Biosciences

# Proprietary nsPFA Energy Provides Unique Mechanism of Action

**Stimulates elegant, precise Regulated Cell Death (RCD) in any cell without collateral damage**



Nonthermal modality that delivers nanosecond duration pulses of electrical energy



High speed nanosecond energy pulses penetrate the cell membrane and disrupt internal cellular function, leading to **regulated cell death (RCD)**



Unlike thermal (heat/cold) modalities, nsPFA directly impacts cellular structures while sparing noncellular tissue (primarily collagen)

Pulse Biosciences®

# Differentiated Properties of nsPFA Energy Pulses


nsPFA uses a nanosecond pulse of higher amplitude and significantly shorter duration
Standard PFA uses longer, low amplitude pulses resulting in high total energy delivery
Pulse Amplitude
Pulse Duration

- Nanosecond pulses can be **~500 times shorter** than microsecond pulses
- As a result, nsPFA can require **~20 times less energy** to ablate cardiac tissue

# Advantages of nsPFA Technology

## Catheter and clamp devices designed to improve patient outcomes

Novel Energy Modality

\+

Devices that Leverage the Energy

**Differentiated Clinical Results**

### Eliminating the substantial tradeoff between safety and efficacy

Better procedural efficacy than point ablation techniques

- More robust to placement
- Improved transmurality

Better safety profile than current technologies

- Conscious sedation possible
- ECG-sync not required
- 20x lower thermal energy required

More patients can be treated due to faster procedure times

# Catheter Delivery of nsPFA Energy – Cardiac Ablation



nsPFA Generator Platform



Proprietary nsPFA-Optimized Catheter Design



2-Day Endocardial Surface ~5cm Diameter

- Circumferential ablation catheter enabled by nsPFA energy for single-shot PVI ablation
- Reduced muscle spasm and nerve capture due to short duration nsPFA pulses
- No thermal injury due to lower energy of nsPFA pulses
- Preclinical data demonstrating safe, fast and effective ablations

# nsPFA Preclinical Evidence Supporting Safety, Tolerability and Effectiveness

## Tolerance/Effectiveness



nsPFA can create clinically relevant circumferential wide lesions with minimal phrenic muscular stimulation.

Nanosecond Pulsed Field Ablation: Demonstration of Halo-Shaped Lesions with a Novel Multielectrode System: Initial Preclinical Experience (Jacob S Koruth MD, et al.)

## Tolerance/Safety



nsPFA can create clinically relevant deep and wide lesions, which did not demonstrate any evidence of thermal injury and delivery was associated with only mild muscle and nerve stimulation.

Creating Deep Ventricular Lesions with Nanosecond Pulsed Field Ablation: Pathological and Imaging Insights from Preclinical Evaluation (Iwanari Kawamura MD, et al)

## Tolerance/Effectiveness



This electron microscopy study demonstrates significant rapid disappearance of myocytes after PFA (~ 1 hour). The cell membrane structure and organelle structure progressively deteriorate by 4 hours post ablation.

Electron Microscopic Insights from An Acute Pulsed Field Myocardial Lesion (Iwanari Kawamura MD, et al)

# Open Surgical Delivery of nsPFA Energy – Cardiac Ablation




Bipolar Clamp




Clamp
Electrodes[1]

- A nonthermal cardiac ablation clamp capable of complete transmural ablations in **under 3 seconds**
- Initial preclinical studies have demonstrated **speed, precision and transmurality up to ~25mm between electrodes**
- Collaborating with top institutions and physicians in pursuit of **regulatory clearance**
- **Fundamental IP** for nsPFA energy in cardiac ablation

1) **2-Day Histology:** Gomori trichrome stain showing treated tissue through the left atrial appendage in a porcine model

# Cardiac Clamp Strategic Opportunity

## High Strategic Value

1. Fast and Easy Market Entry
2. nsPFA Superior Product Offering
3. Ability to **Prove Effectiveness for AF** Prior to Catheter Launch
4. Provides Complete Solution
5. Sizable Revenue Opportunity Prior to Catheter Launch

## Global Market Overview[2]

### Total AF Surgical Market 2022 >$250M[1,2]


AtriCure
55%
$158M[1]
2022 AtriCure Surgical AF Revenue
Medtronic
30%
Other Smaller Players
15%

1) AtriCure 2022 Annual Report 2) Oppenheimer Market Research 2020

# Application Milestones for Treatment of AF

## Next key milestone on program: Preclinical study outcomes

| | 2023 | 2024 | 2025 |
|---|---|---|---|
| Surgical Application | Preclinical Study 2H 2023 | FDA Clearance CE mark | Pilot Launch |
| Catheter Application | | First-In-Human Study 1H24 | Clinical Trials |





Pulse Biosciences

# Cardiac Clamp Entry Point for Cardiology Applications

## Activities

- **Pre-Launch**
  - Establish KOL network and advisory board (in process)
- **Pilot**
  - Place CellFX systems at regional KOL locations
  - Hire small team to support KOLs
  - Use pilot sites to learn best practices

## Goal

- **Validate surgical commercial opportunity for strategic optionality across the portfolio**
- **Expand utilization of cardiac platform to leverage nsPFA from surgical applications into catheter application**

Developing Strategy for Launch:
**Narrow-Deep Approach**



Established attractive DRG reimbursement supports premium pricing

## Timeline


Pre-Launch
2023
Pilot
2024
Surgical Launch
Catheter Launch

# Versatile Generator Platform Delivers nsPFA Across the Anatomy

**Enables rapid development of new applications**

## Safety drives the applications

- Sparing of connective tissue, vessels and nerves
- Not impacted by heat sinks
- No cardiac synchronization concerns
- Limited inflammation due to regulated cell death

| | Surgical (Open, Endoscopic, Percutaneous) | Catheter (Endovascular, Endoluminal) |
|---|---|---|
| Present priority | Cardiac | Cardiac |
| Future potential scope | GYN (Endometriosis) | GI (Barret's) |
| | Uro (Prostate Cancer) | Lung (CB, NSCLC) |
| | Oncology (Solid Organ) | Uro (BPH) |
| | ENT (Thyroid, Papilloma) | Vascular (Restenosis) |



**Superficial Treatment**
Tips (Skin)

| Dermatology ✓ |
|---|

Pulse Biosciences®

# Robust IP Portfolio

**Wide and deep IP coverage of nsPFA energy & system**

**135**

issued patents globally owned & licensed

**+99**

Patent Pending Applications

**Patent Portfolio 2023**

## Multipronged Patent Strategy

- Pioneering IP for the use of nanosecond pulses in medicine
- Covering methods and tools for the application of nanosecond pulses in biology
- Continued development and patent filings covering systems, applications, and methods of combining nanosecond pulsing with other biological technologies and agents

Pulse Biosciences®

1. Inventors and Sole Manufacturers of Unique Nanosecond Pulsed Electric Field Technology
2. Robust IP Portfolio Across Nanosecond Pulse Technology and System
3. Unique Bioelectric Mechanism of Action with Game-Changing Cardiology Applications
4. Leverageable System Architecture Ready for Development of New End Effectors
5. Proven Results Over 6,000 Patients with No Unexpected Adverse Events
6. Extensive Medical Device Leadership and Investment Expertise